--------------------------------------------------------------------------------
CG Variable Annuity Accounts I & II                                           1

Dear Investor:

We're pleased to provide you with this annual report for Connecticut General Variable Annuity Accounts I and II for the twelve months ended December 31, 1999.

Following is a summary of key performance results:

For Qualified Contractholders

 .    Accumulation Unit Values for the Flexible Annuity increased 19.45% from the
     December 31, 1998 level, from $205.797 to $245.829.

 .    For all other qualified individual contracts, Accumulation Unit Values increased 19.87%, from $218.379 to $261.768.

 .    Accumulation Unit Values for Group Qualified Contracts with 50 participants or more increased 20.47% from $253.841 to $305.791 during the period from January 1, 1999 to December 31, 1999.

 .    Over the last five years (January 1, 1995 to December 31, 1999), the Unit
     Values for Group Qualified Contracts with 50 participants or more increased 242.74%.

For Non-Qualified Contractholders

 .    Accumulation Unit Values for the Flexible Annuity increased 19.45% from the
     December 31, 1998 level, from $181.493 to $216.798.

 .    For all other non-qualified individual contracts, Accumulation Unit Values increased 19.86%, from $193.841 to $232.340.

 .    Accumulation Unit Values for Group Non-Qualified Contracts increased 20.47%
     from $225.298 to $271.407 during the period from January 1, 1999 to December 31, 1999.

 .    Over the last five years (January 1, 1995 to December 31, 1999), the Unit
     Values for Group Non-Qualified Contracts increased 242.74%.

In addition to the financial statements for your annuity contracts, this report includes the financial statements and a list of holdings for the CIGNA Variable Products S&P 500 Index Fund, the mutual fund supporting Variable Annuity Accounts I & II.

Thank you for letting us serve your investment needs. We look forward to our continuing relationship in the coming years.

/s/ Byron D. Oliver

Byron D. Oliver
President,
CIGNA Retirement & Investment Services

--------------------------------------------------------------------------------
CG Variable Annuity Account I                                                 2


Statement of Assets and Liabilities
December 31, 1999

Assets:
   Investment in CIGNA Variable Products S&P 500 Index Fund
        at net asset value, 4,005,736.396 shares at $22.83 per share
        (cost $44,982,210; net unrealized appreciation $46,468,752)                                                      $91,450,962

   Receivable from Connecticut General Life Insurance Company-- net                                                           95,916
                                                                                                                         -----------

        Total assets                                                                                                      91,546,878
                                                                                                                         -----------

Net Assets                                                                                                               $91,546,878
                                                                                                                         ===========
Net Assets Represented by:


                                                                                     Accumulation            Unit
                                                                                        Units               Value
                                                                                     ------------       ------------
Group contracts:
     50 participants or more                                                            173,016         $    305.791     $52,906,736
     Less than 50 participants                                                           22,390              282.754       6,330,862
     Tax deferred annuity contracts issued after May 1, 1976                             76,902              248.475      19,108,224

Individual contracts:
     Variable annuity contracts                                                          12,745              261.768       3,336,233
     Flexible annuity contracts                                                          14,777              245.829       3,632,615

Reserve for variable annuity contracts in distribution period                                                              6,232,208
                                                                                                                        ------------

                                                                                                                        $ 91,546,878
                                                                                                                        ============


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CG Variable Annuity Account I                                                 3

Statement of Changes in Net Assets For the year ended
December 31,


From Operations:                                                                                  1999                      1998
                                                                                              ------------             ------------
Investment income -- net                                                                      $  1,605,906             $  1,546,217
Realized gain on investments -- net                                                              7,022,554                3,669,899
Change in unrealized appreciation on investments -- net                                          7,698,662               15,023,546
                                                                                              ------------             ------------

Increase in net assets resulting from operations                                                16,327,122               20,239,662
                                                                                              ============             ============

From Unit Transactions:

Participant contributions -- net                                                                   429,095                  527,075
Transfers between funds -- net                                                                    (425,782)                (717,670)

Withdrawal of funds on terminated/matured contracts -- net                                     (11,587,878)              (6,588,990)

Annuity benefit distributions                                                                   (1,228,055)              (1,061,549)

Mortality guarantee adjustment                                                                     (82,505)                (277,383)

Equalization adjustment                                                                              1,682                   14,272
                                                                                              ------------             ------------

Decrease in net assets derived from unit transactions                                          (12,893,443)              (8,104,245)

                                                                                              ------------             ------------

Increase in Net Assets                                                                           3,433,679               12,135,417

Net Assets:

Beginning of year                                                                               88,113,199               75,977,782
                                                                                              ------------             ------------

End of year                                                                                   $ 91,546,878             $ 88,113,199
                                                                                              ============             ============


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CG Variable Annuity Account I                                                 4

Statement of Operations
For the year ended December 31,

                                                                                                  1999                     1998
                                                                                               -----------              -----------
Investment Income:
   Dividends                                                                                   $ 2,004,846              $ 1,935,734
   Expenses:
      Mortality and expense risk                                                                   398,940                  389,517
                                                                                               -----------              -----------

   Investment Income-- Net                                                                       1,605,906                1,546,217
                                                                                               -----------              -----------
Realized Gain on Investments:
   Proceeds from sale of shares                                                                 13,253,380               10,221,692
   Cost of shares sold                                                                           8,019,960                7,208,088
                                                                                               -----------              -----------

   Realized gain from security transactions-- net                                                5,233,420                3,013,604
   Capital gains distribution                                                                    1,789,134                  656,295
                                                                                               -----------              -----------

   Realized Gain on Investments-- Net                                                            7,022,554                3,669,899
                                                                                               -----------              -----------
Unrealized Appreciation on Investments:
   Beginning of year                                                                            38,770,090               23,746,544
   End of year                                                                                  46,468,752               38,770,090
                                                                                               -----------              -----------

   Change in Unrealized Appreciation on Investments-- Net                                        7,698,662               15,023,546
                                                                                               -----------              -----------

Increase in Net Assets Resulting from Operations-- Net                                         $16,327,122              $20,239,662
                                                                                               ===========              ===========

Ratio of Net Investment Income to Average Net Assets                                                 1.788%                   1.885%


Number of Accumulation Units Outstanding at End of Year                                            299,830                  345,612

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CG Variable Annuity Account I Notes To Financial Statements                   5

The Account is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of the Account are part of the operations of Connecticut General Life Insurance Company (CG Life). These financial statements have been prepared in conformity with generally accepted accounting principles, and reflect management's estimates and assumptions, such as those regarding fair market value and reserve assumptions, that affect recorded amounts. Actual results could differ from those estimates. Significant estimates are discussed throughout the Notes to Financial Statements.

1. The following is a summary of significant accounting policies consistently applied in the preparation of the Account's financial statements:

     A. The investment in CIGNA Variable Products S&P 500 Index Fund (Fund) shares is valued at the closing net asset value per share as determined by the Fund on December 31, 1999. The Fund was organized by CG Life in 1968.

     B. The amount of the reserve for contracts in the distribution period is determined by actuarial assumptions which meet statutory requirements. Gains or losses resulting from actual mortality experience, the full responsibility for which is assumed by CG Life, are represented in the mortality guarantee adjustment.

     C. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and income is recorded on the ex-dividend date. Cost of investments sold is determined on the basis of the last-in, first-out method.

     D. The operations of the Account are included in, and taxed as part of CG Life as a life insurance company. Under Internal Revenue Code Section 817 there is no taxable income attributable to the Account (See note 8).

2. Under the terms of the annuity contracts, the Individual participant can elect either a fixed or variable annuity benefit at retirement. The Group participant can elect either a fixed or variable annuity benefit during the accumulation phase and at retirement. The assets providing for the variable annuity benefit will be invested in the Fund, and the fixed annuity contract will be purchased from the Account's sponsor, CG Life.

                                       1999           1998
                                     --------       --------
Transfers to CG Life
for purchase of fixed
annuity contracts during
accumulation phase
(included in net
amount transferred
out of Account)                      $353,059       $800,775

Transfers from CG Life
for purchase of variable
annuity contracts during
accumulation phase
(included in net
amount transferred
out of Account)                      $ 49,910       $106,990

Transfers from
accumulation period
to distribution period               $122,633       $ 23,885

3. The cost of investments represents the accumulated cost of Fund shares purchased and sold by the Account at net asset value with net participant contributions received and from reinvestment of all distributions made by the Fund.

4. Participant contributions are net of premium taxes (if any) and sales load of $13,472 and $11,019 for the years ended December 31, 1999 and 1998, respectively. These amounts are deducted from participant contributions and paid to CG Life in accordance with the contract. Mortality and expense risk charges, which generally range from 0.25% to 1.10%, depending on contract size, are also paid to CG Life.

5. Withdrawal of funds on terminated contracts is net of administrative charges of $6,348 and $7,928 for the years ended December 31, 1999 and 1998, respectively. These amounts are paid to CG Life in accordance with the contract.

6. Contracts are sold primarily by persons who are insurance agents of or brokers for CG Life authorized by applicable law to sell life and other forms of personal insurance and who are similarly authorized to sell variable annuities. These persons are for the most part registered representatives of CIGNA Financial Services, Inc.

--------------------------------------------------------------------------------
CG Variable Annuity Account I Notes To Financial Statements (Continued)       6

7.  Accumulation Units Information


                                                                        SCHEDULE OF SELECTED PER-UNIT DATA
                                                                        ----------------------------------
                                                                                      December 31,
                                               -------------------------------------------------------------------------------------

Group Contracts:                                     1999             1998            1997             1996              1995
                                               ---------------- ---------------- ---------------- ---------------- -----------------
    50 participants or more:

    Accumulated Unit Value:
    ------------------------------------
    Beginning of year                          $        253.841 $        197.749 $        148.759 $        121.763 $         89.219
    End of year                                         305.791          253.841          197.749          148.759          121.763
                                               ---------------- ---------------- ---------------- ---------------- ----------------
        Net increase in accumulated unit
        value resulting from operations        $         51.950 $         56.092 $         48.990 $         26.996 $         32.544
                                               ================ ================ ================ ================ ================
    Accumulation units outstanding:
    ------------------------------------
    End of year                                         173,016          194,725          216,798          238,436          261,172
                                               ================ ================ ================ ================ ================
    Less than 50 participants:

    Accumulated Unit Value:
    ------------------------------------
    Beginning of year                          $        235.328 $        183.806 $        138.631 $        113.772 $         83.580
    End of year                                         282.754          235.328          183.806          138.631          113.772
                                               ---------------- ---------------- ---------------- ---------------- ----------------
        Net increase in accumulated unit
        value resulting from operations        $         47.426 $         51.522 $         45.175 $         24.859 $         30.192
                                               ================ ================ ================ ================ ================
    Accumulation units outstanding:
    ------------------------------------
    End of year                                          22,390           31,203           35,265           37,135           45,992
                                               ================ ================ ================ ================ ================
    Tax-deferred annuity contracts
    issued after May 1, 1976:

    Accumulated Unit Value:
    ------------------------------------
    Beginning of year                          $        206.981 $        161.809 $        122.149 $        100.335 $         73.775
    End of year                                         248.475          206.981          161.809          122.149          100.335
                                               ---------------- ---------------- ---------------- ---------------- ----------------
        Net increase in accumulated unit
        value resulting from operations        $         41.494 $         45.172 $         39.660 $         21.814 $         26.560
                                               ================ ================ ================ ================ ================
    Accumulation units outstanding:
    ------------------------------------
    End of year                                          76,902           87,440           91,439           98,421          115,290
                                               ================ ================ ================ ================ ================


--------------------------------------------------------------------------------
CG Variable Annuity Account I Notes To Financial Statements (Continued)       7


7.  Accumulation Units Information (Continued)



                                                                       SCHEDULE OF SELECTED PER-UNIT DATA
                                                                       ----------------------------------
                                                                                   December 31,
                                            -----------------------------------------------------------------------------------
Individual Contracts:                            1999             1998             1997             1996             1995
                                            --------------- ----------------  ---------------  ---------------  ---------------
Variable annuity contracts:

Accumulated Unit Value:
-----------------------------------------
Beginning of year                           $       218.379  $       170.976  $       129.262  $       106.339  $        78.306
End of year                                         261.768          218.379          170.976          129.262          106.339
                                            ---------------  ---------------  ---------------  ---------------  ---------------
    Net increase in accumulated unit
    value resulting from operations         $        43.389  $        47.403  $        41.714  $        22.923  $        28.033
                                            ===============  ===============  ===============  ===============  ===============
Accumulation units outstanding:
-----------------------------------------
End of year                                          12,745           16,696           17,789           18,959           19,685
                                            ===============  ===============  ===============  ===============  ===============
Flexible annuity contracts:

Accumulated Unit Value:
-----------------------------------------
Beginning of year                           $       205.797  $       161.689  $       122.670  $       101.272  $        74.835
End of year                                         245.829          205.797          161.689          122.670          101.272
                                            ---------------  ---------------  ---------------  ---------------  ---------------
    Net increase in accumulated unit
    value resulting from operations         $        40.032  $        44.108  $        39.019  $        21.398  $        26.437
                                            ===============  ===============  ===============  ===============  ===============
Accumulation units outstanding:
-----------------------------------------
End of year                                          14,777           15,548           15,967           16,652           17,502
                                            ===============  ===============  ===============  ===============  ===============

8. Diversification Requirements. Under the provisions of Section 817(h) of the Internal Revenue Code (Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements, as set forth in regulations issued by the Secretary of the Treasury.

The Secretary of Treasury has issued regulations under Section 817(h) of the Code. CG Life believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

--------------------------------------------------------------------------------
                                                                               8

Report of Independent Accountants

To the Board of Directors and Participants of CG Variable Annuity Account I of
Connecticut General Life
Insurance Company

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the selected per unit data and ratio present fairly, in all material respects, the financial position of CG Variable Annuity I (the "Account") of Connecticut General Life Insurance Company at December 31, 1999, the results of its operations and the changes in its net assets and the selected per unit data and ratio for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and selected per unit data and ratio (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
February 18, 2000

--------------------------------------------------------------------------------
CG Variable Annuity Account II                                                9

Statement of Assets and Liabilities
December 31, 1999

Assets:
    Investment in CIGNA Variable Products S&P 500 Index Fund
    at net asset value, 413,683.862 shares at $22.83 per share
    (cost $5,439,575; net unrealized appreciation $4,004,828)                                                             $9,444,403

    Receivable from Connecticut General Life Insurance Company-- net                                                          43,251
                                                                                                                          ----------

        Total Assets                                                                                                       9,487,654
                                                                                                                          ----------

Net Assets                                                                                                                $9,487,654
                                                                                                                          ==========

Net Assets Presented by:
                                                                                 Accumulation              Unit
                                                                                    Units                  Value
                                                                                 ------------       ------------------

Group contracts                                                                        3,734        $          271.407    $1,013,434

Individual contracts:
    Variable annuity contracts                                                         7,172                   232.340     1,666,342
    Flexible annuity contracts                                                        18,525                   216.798     4,016,183

Reserve for variable annuity contracts in distribution period                                                              2,791,695
                                                                                                                          ----------

                                                                                                                          $9,487,654
                                                                                                                          ==========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CG Variable Annuity Account II                                               10


Statement of Changes in Net Assets
For the year ended December 31,

                                                                                                  1999                      1998
                                                                                               -----------              -----------
From Operations:
Investment income-- net                                                                        $   131,891              $   113,706
Realized gain on investments-- net                                                                 583,012                  469,340
Change in unrealized appreciation on investments-- net                                           1,055,661                1,481,115
                                                                                               -----------              -----------

Increase in net assets resulting from operations                                                 1,770,564                2,064,161
                                                                                               -----------              -----------

From Unit Transactions:

Participant contributions-- net                                                                      8,970                   10,048
Transfers between funds-- net                                                                      (60,000)                    --
Withdrawal of funds on terminated/matured contracts-- net                                         (616,097)                (396,562)

Annuity benefit distributions                                                                     (604,487)                (512,335)

Mortality guarantee adjustment                                                                     (33,374)                (284,476)

Equalization adjustment                                                                              8,768                    3,631
                                                                                               -----------              -----------

Decrease in net assets derived from unit transactions                                           (1,296,220)              (1,179,694)
                                                                                               -----------              -----------

Increase in Net Assets                                                                             474,344                  884,467


Net Assets:

Beginning of year                                                                                9,013,310                8,128,843
                                                                                               -----------              -----------

End of year                                                                                    $ 9,487,654              $ 9,013,310
                                                                                               ===========              ===========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CG Variable Annuity Account II                                               11


Statement of Operations For the year ended December 31,

                                                                                                   1999                     1998
                                                                                                ----------               ----------

Investment Income:
    Dividends                                                                                   $  215,189               $  199,619
    Expenses:
        Mortality and expense risk                                                                  83,298                   85,913
                                                                                                ----------               ----------

    Investment Income -- Net                                                                       131,891                  113,706
                                                                                                ----------               ----------

Realized Gain on Investments:
    Proceeds from sale of shares                                                                 1,420,459                1,028,620
    Cost of shares sold                                                                          1,029,052                  626,933
                                                                                                ----------               ----------


    Realized gain from security transactions-- net                                                 391,407                  401,687
    Capital gains distribution                                                                     191,605                   67,653
                                                                                                ----------               ----------


    Realized Gain on Investments-- Net                                                             583,012                  469,340
                                                                                                ----------               ----------

Unrealized Appreciation on Investments:
    Beginning of year                                                                            2,949,167                1,468,052
    End of year                                                                                  4,004,828                2,949,167
                                                                                                ----------               ----------


    Change in Unrealized Appreciation on Investments-- Net                                       1,055,661                1,481,115
                                                                                                ----------               ----------


Increase in Net Assets Resulting from Operations                                                $1,770,564               $2,064,161
                                                                                                ==========               ==========

Ratio of Net Investment Income to Average Net Assets                                                 1.426%                   1.327%


Number of Accumulation Units Outstanding at End of Year                                             29,431                   32,143

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CG Variable Annuity Account II Notes To Financial Statements                 12

The Account is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of the Account are part of the operations of Connecticut General Life Insurance Company (CG Life). These financial statements have been prepared in conformity with generally accepted accounting principles, and reflect management's estimates and assumptions, such as those regarding fair market value and reserve assumptions, that affect recorded amounts. Actual results could differ from those estimates. Significant estimates are discussed throughout the Notes to Financial Statements.

1. The following is a summary of significant accounting policies consistently applied in the preparation of the Account's financial statements:

     A. The investment in CIGNA Variable Products S&P 500 Index Fund (Fund) shares is valued at the closing net asset value per share as determined by the Fund on December 31, 1999. The Fund was organized by CG Life in 1968.

     B. The amount of the reserve for contracts in the distribution period is determined by actuarial assumptions which meet statutory requirements. Gains or losses resulting from actual mortality experience, the full responsibility for which is assumed by CG Life, are represented in the mortality guarantee adjustment.

     C. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and income is recorded on the ex-dividend date. Cost of investments sold is determined on the basis of the last-in, first-out method.

     D. The operations of the Account are included in, and taxed as part of CG Life as a life insurance company. Under Internal Revenue Code Section 817 there is no taxable income attributable to the Account (See note 8).

2. Under the terms of the annuity contracts, the Individual participant can elect either a fixed or variable annuity benefit at retirement. The Group participant can elect either a fixed or variable annuity benefit during the accumulation phase and at retirement. The assets providing for the variable annuity benefit will be invested in the Fund, and the fixed annuity contract will be purchased from the Account's sponsor, CG Life. There were no transfers from accumulation period to distribution period during 1999 or 1998. Transfers to CG Life for purchase of Fixed Annuity Contracts during accumulation phase (included in net amount transferred out of account) were $60,000 in 1999 and $0 in 1998.

3. The cost of investments represents the accumulated cost of Fund shares purchased and sold by the Account at net asset value with net participant contributions received and from reinvestment of all distributions made by the Fund.

4. Participant contributions are net of premium taxes (if any) and sales load of $275 and $598 for the years ended December 31, 1999 and 1998, respectively. These amounts are deducted from participant contributions and paid to CG Life in accordance with the contract. Mortality and expense risk charges, which generally range from 0.25% to 1.10%, depending on contract size, are also paid to CG Life.

5. Withdrawal of funds on terminated contracts is net of administrative charges of $280 and $394 for the years ended December 31, 1999 and 1998, respectively. These amounts are paid to CG Life in accordance with the contract.

6. Contracts are sold primarily by persons who are insurance agents of or brokers for CG Life authorized by applicable law to sell life and other forms of personal insurance and who are similarly authorized to sell variable annuities. These persons are for the most part registered representatives of CIGNA Financial Services, Inc.

--------------------------------------------------------------------------------
CG Variable Annuity Account II Notes To Financial Statements (Continued)     13

7.  Accumulation Units Information

                                                                     SCHEDULE OF SELECTED PER-UNIT DATA
                                                                     ----------------------------------
                                                                                  December 31,
                                              -----------------------------------------------------------------------------------
Group Contracts:                                   1999             1998             1997             1996             1995
                                              ---------------  ---------------  ---------------  ---------------  ---------------
    Accumulated Unit Value:
    ------------------------------------
    Beginning of year                         $       225.298  $       175.514  $       132.033  $       108.072  $        79.187
    End of year                                       271.407          225.298          175.514          132.033          108.072
                                              ---------------  ---------------  ---------------  ---------------  ---------------
        Net increase in accumulated unit
        value resulting from operations       $        46.109  $        49.784  $        43.481  $        23.961  $        28.885
                                              ===============  ===============  ===============  ===============  ===============
    Accumulation units outstanding:
    ------------------------------------
    End of year                                         3,734            5,514            6,213            6,185            6,864
                                              ===============  ===============  ===============  ===============  ===============
Individual Contracts:

    Variable annuity contracts:

    Accumulated Unit Value:
    ------------------------------------
    Beginning of year                         $       193.841  $       151.764  $       114.738  $        94.390  $        69.507
    End of year                                       232.340          193.841          151.764          114.738           94.390
                                              ---------------  ---------------  ---------------  ---------------  ---------------
        Net increase in accumulated unit
        value resulting from operations       $        38.499  $        42.077  $        37.026  $        20.348  $        24.883
                                              ===============  ===============  ===============  ===============  ===============
    Accumulation units outstanding:
    ------------------------------------
    End of year                                         7,172            7,818            8,474            8,484            8,566
                                              ===============  ===============  ===============  ===============  ===============
    Flexible annuity contracts:

    Accumulated Unit Value:
    ------------------------------------
    Beginning of year                         $       181.493  $       142.594  $       108.183  $        89.312  $        65.997
    End of year                                       216.798          181.493          142.594          108.183           89.312
                                              ---------------  ---------------  ---------------  ---------------  ---------------
        Net increase in accumulated unit
        value resulting from operations       $        35.305  $        38.899  $        34.411  $        18.871  $        23.315
                                              ===============  ===============  ===============  ===============  ===============
    Accumulation units outstanding:
    ------------------------------------
    End of year                                        18,525           18,811           19,316           22,410           26,647
                                              ===============  ===============  ===============  ===============  ===============

--------------------------------------------------------------------------------
CG Variable Annuity Account II Notes To Financial Statements (Continued)     14

8. Diversification Requirements. Under the provisions of Section 817(h) of the Internal Revenue Code (Code), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements as set forth in regulations issued by the Secretary of the Treasury.

The Secretary of Treasury has issued regulations under Section 817(h) of the Code. CG Life believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

--------------------------------------------------------------------------------

Report of Independent Accountants

To the Board of Directors and Participants of CG Variable Annuity Account II of
Connecticut General Life
Insurance Company

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the selected per unit data and ratio present fairly, in all material respects, the financial position of CG Variable Annuity II (the "Account") of Connecticut General Life Insurance Company at December 31, 1999, the results of its operations and the changes in its net assets and the selected per unit data and ratio for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and selected per unit data and ratio (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
February 18, 2000

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500 Index Fund                                    15


Dear Shareholders:

We are pleased to provide this report for CIGNA Variable Products S&P 500 Index Fund (the "Fund"), covering the year ended December 31, 1999.

The Market Environment

For the sixth consecutive year, equities outperformed bonds by a wide margin in U.S. financial markets. On a global basis, stocks also generally outperformed bonds, with foreign equity markets outperforming domestic stocks. Equity markets benefited from strong economic growth, rising corporate profits, and favorable financial liquidity trends, as reflected in the rapid growth of money and credit. A gradual shift in global central bank monetary policies toward more restrictive credit during the year did little to deter the favorable psychology for common stock investing.

While 1999 appeared to be another excellent year for equity investors, there were extreme winners and losers. The total return on the S&P 500 Index (the "Index") was 21.04%, an unprecedented fifth consecutive year of 20+% returns. The median Emerging Market equity fund rose by 69% while Japan's Nikkei Index rose by 67% in dollars.

Within the U.S. market, growth managers continued to outperform value-style managers by a wide margin. The big story in the equity market during 1999 was the high technology sector, with the high tech-dominated NASDAQ Index registering its best year ever with a gain of 85%.

In reality, the spectacular headline gains in high tech stocks have effectively masked profound weakness in the broadly based domestic equity market. Measurements of market breadth, including advance/decline statistics and the number of new highs vs. new lows, were more symptomatic of a "bear market." The median stock within the S&P 500 Index was virtually unchanged in price for the year, while fully 60% of issues on the New York Stock Exchange suffered a decline for the same period. The technology sector, which accounts for 30% of the weighting in the S&P 500, rose by 75%, and was responsible for 90% of the full-year Index gain. Excluding the technology sector, the remaining 70% of the Index gained less than 8%.

The equity market of the past year has been one of the most highly concentrated and speculative markets in decades, analogous to energy sector dominance between 1979 and 1980, and the "nifty fifty" consumer growth stock era of 1972 and 1973.

An examination of Fund results versus the market may be found in Management's Discussion and Analysis (page 16).

Outlook

We expect that domestic equities may under-perform U.S. high-grade bonds for the first full calendar year since 1993. The high-flying technology sector also appears highly vulnerable to a reversal in investor psychology. On the plus side, we expect cyclical stocks and value-style managers to outperform growth managers, industrial cyclicals to outperform growth stocks, and small capitalization stocks to outperform the large capitalization sector.

Sincerely,

/s/Richard H. Forde

Richard H. Forde
President
CIGNA Variable Products S&P 500 Index Fund

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500 Index Fund Management's Discussion and Analysis
(Unaudited)                                                                   16

As we entered 1999, expectations for progressive economic weakness and the potential for an accommodative response by the Federal Reserve confined U.S. equity markets to a narrow but volatile trading range over the first two months of the year. By the first week of March, however, it became clear that domestic economic growth continued to be much stronger than had been expected. Equity markets continued to exhibit a lack of breadth. Over half the names in the S&P 500 produced negative returns for the quarter. Just five stocks (Microsoft, America Online, Citigroup, MCI Worldcom and AIG) accounted for half of the total return for this benchmark. The continued performance dominance of a limited number of large capitalization companies again allowed the S&P 500 to outperform active managers.

Momentum in large technology and brokerage companies pushed growth stocks well ahead of their value counterparts. The S&P/BARRA Growth Index returned 6.88% through March while the S&P/BARRA Value Index returned only 2.85%. The recovery of small and MidCap stocks in the fourth quarter of 1998 was reversed in the first quarter of 1999 and both the S&P MidCap Index (-6.38%) and S&P SmallCap Index (-9.00%) provided strongly negative returns.

The Fund returned 4.87% for the first quarter compared with the 4.98% quarterly return for the S&P 500. (Index results do not reflect brokerage or other investment expenses.)

U.S. equity markets traded in a narrow range during April and May, achieving negligible gains over that period. Concerns about the rapid growth in both private sector debt and the money supply, as well as excess capacity, increased potential for wage inflation and a record current account deficit had all but made an interest rate increase during the June FOMC meeting a fait accompli. By June, however, continuing evidence of a strong rebound in corporate profits generated by indefatigable consumer optimism, consequent demand and unmatched productivity growth propelled the Fund to a 7.06% second quarter return compared with the S&P 500's 7.05% return.

Second quarter results saw many small and mid-capitalization cyclical stocks increase in value, representing a significant shift on the part of market participants. Accordingly, industry reversals were also in evidence as Aluminum, Miscellaneous Metals, Chemicals, Diversified Manufacturing and Machinery all posted better than 25% returns for the quarter while Health Care, Savings & Loans and Drugs registered losses. As further evidence of expanding market breadth, the S&P MidCap Index (14.16%) and S&P SmallCap Index (15.42%) provided returns more than double those of the S&P 500 during the quarter.

In the third quarter, U.S. equity markets remained on a persistent "Fed watch", fearful that the final 25 basis points of the 75-point easing that had been granted last year to stem a global financial crisis would be reversed. Operating under this pall, the equity markets drifted ultimately lower over the quarter, giving back most of the second quarter gains. The Fund returned -6.28% while the S&P 500 was down -6.24%.

Market breadth exhibited in the second quarter narrowed, and the resurgence in value stocks reversed course. Large-capitalization technology names limited growth stocks losses for the quarter to 3.49% as measured by the S&P/BARRA Growth Index while the S&P/BARRA Value Index fell 9.23% during the same period.

To be sure, the prospect of corrective measures to deal with unanticipated growth did much to temper returns over most of the year, with the S&P earning barely a quarter of its yearly gains through September. However, as the country's Y2K concerns began to lessen before year-end, investors anticipated renewed capital investing for enterprise technology. Tax avoidance strategies and the usual year end window dressing actions on the part of fund managers further supported prices of these select issues through December. As a result, the Fund returned 14.79% for the fourth quarter and 20.77% for the year. The S&P 500 provided a 14.88% return for the final quarter of 1999 and 21.04% for the year.

At the end of 1999, we now find ourselves in the midst of the longest running expansion in U.S. history. The economy maintained the combination of strong real economic growth, earnings that continued to surprise on the upside, and the lack of significant wage inflation in the tightest job market in memory. In a year when optimistic market prognosticators were hoping for a mere reversion to the mean for equity returns, the S&P 500 produced a fifth consecutive year of 20+% returns. More remarkably, this was accomplished in an environment when the Federal Reserve was reclaiming all the interest rate cuts that had largely supported last year's equity markets.

But the seemingly strong total return for this benchmark masked the underlying weakness of the market as a whole during the year, and in fact continues a pattern of lack of breadth that has persisted over several years. With the exception of a brief period in the second quarter where we witnessed some rotation into value and lower capitalization stocks, this has been a market dominated by the performance of large capitalization high growth issues,

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500 Index Fund Management's Discussion and Analysis
(Unaudited) (Continued)                                                       17


particularly concentrated in communication, media and technology.

Nearly half (49.5%) of the constituents of the S&P 500 actually produced negative returns for the year. While the average stock in this benchmark was up 13.9%, the median stock only returned 0.4%. Clearly this was a stock picker's year. As a result the average U.S. equity mutual fund manager outperformed the S&P 500 in 1999 with a return of 26%, according to Lipper, Inc.

Many of the concerns that existed in the markets at the end of 1999 are still outstanding; tight labor markets, stocks that remain fundamentally overvalued, a large current account deficit. The fact that the market was able to advance in the face of these impediments is testimony to the impact of productivity improvements, resulting from corporate restructurings and technological investments over a number of years. However, the market has become increasingly dependent on further advances in this area. Investors have forecast continuing increases in business efficiencies through adaptation of the Internet, business-to-business and broadband technologies. The quest for efficiencies will likely maintain the frenzied pace of mergers and acquisition activity witnessed in 1999. Stock investors will continue to price issues as if efficiencies will be fully realized until provided evidence to the contrary.

While it is possible that the Fed will follow with further "pre-emptive strikes" the markets seem convinced that the current administration or any new administration will be committed to maintaining a program of sustainable growth and will likely take these moves in stride. Many fear that a correction in overpriced technology names may cause a correction in the broad market. However, given the current market narrowness, a redeployment of assets into undervalued and ignored components would appear more likely. On balance, we would project a continued pattern of exceptional returns in specific names and somewhat more subdued returns to the broad market in equities over the next year.

--------------------------------------------------------------------------------

                                    [GRAPH]

            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                                1/1/90 - 12/31/99

               CIGNA Variable Products                    Standard & Poor's
                 S&P 500 Index Fund                           500 Index

12/89                    10,000                                10,000
12/90                     9,801                                 9,630
12/91                    13,198                                12,635
12/92                    13,671                                13,607
12/93                    14,076                                14,968
12/94                    14,171                                15,177
12/95                    19,388                                20,655
12/96                    23,746                                25,688
12/97                    31,665                                34,295
12/98                    40,723                                44,016
12/99                    49,179                                53,277

              AVERAGE ANNUAL RETURNS

            1-Year     3-Year     5-Year     10-Year
12/31/99    20.77%     27.47%     28.26%      17.27%

CIGNA Variable Products S&P 500 Index Fund's performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. The Fund does not charge a sales load, but may be used with variable insurance products that contain other charges which would affect the ultimate return to an investor. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The Fund's performance has been compared with the total return performance for the Standard & Poor's Composite Index of 500 Stocks (S&P 500). This index is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses. As of November 1993, the Fund changed its investment approach from active management to an index method which attempts to replicate the total return performance of the S&P 500, after Fund expenses.

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500 Index Fund Investments in Securities December
31, 1999                                                                      18


                                                                     Market
                                                Number of             Value
                                                   Shares             (000)
--------------------------------------------------------------------------------
COMMON STOCKS - 87.0%
Microsoft Corp.*                                  102,500           $11,967
General Electric Co.                               65,100            10,074
Cisco Systems, Inc.*                               65,000             6,963
Wal-Mart Stores, Inc.                              88,600             6,124
Exxon Corp.                                        68,562             5,524
Intel Corp.                                        66,400             5,466
Lucent Technologies, Inc.                          62,236             4,656
International Business Machines Corp.              36,000             3,888
Citigroup, Inc.                                    67,088             3,728
America Online, Inc.*                              44,400             3,349
American International Group, Inc.                 30,612             3,310
SBC Communications, Inc.                           67,594             3,295
A T & T Corp.                                      63,386             3,217
Oracle Corp.*                                      28,318             3,173
Home Depot, Inc.                                   45,750             3,137
Merck & Co., Inc.                                  46,600             3,125
MCI WorldCommunications, Inc.                      56,413             2,993
Coca-Cola Co.                                      49,100             2,860
Procter & Gamble Co.                               26,100             2,860
Nortel Networks Corp.                              26,520             2,679
Dell Computer Corp.*                               50,700             2,586
Royal Dutch Petroleum Co.                          42,700             2,581
Johnson & Johnson                                  27,600             2,570
Bristol-Myers Squibb Co.                           39,500             2,535
Pfizer, Inc.                                       77,000             2,498
Sun Microsystems, Inc.*                            31,000             2,400
Qualcomm, Inc.                                     13,200             2,325
Hewlett-Packard Co.                                20,300             2,313
Yahoo Inc.*                                         5,200             2,250
E M C Corp*                                        20,312             2,219
Bell Atlantic Corp.                                30,794             1,896
Time Warner, Inc.                                  25,700             1,862
Motorola, Inc.                                     12,100             1,782
BellSouth Corp.                                    37,800             1,770
BancAmerica Corp.                                  33,918             1,702
Morgan Stanley, Dean Witter, Discover & Co.        11,070             1,580
Texas Instruments, Inc.                            15,900             1,540
American Express Company                            8,900             1,480
Lilly (Eli) & Co.                                  22,000             1,463
Warner-Lambert Co.                                 17,000             1,393
du Pont (E.I.) de Nemours & Co.                    20,778             1,369
GTE Corp.                                          19,300             1,362
Wells Fargo & Co.                                  32,760             1,325
Tyco International Ltd.                            33,239             1,292
Chase Manhattan Corp.                              16,584             1,288
Federal National Mortgage Association              20,600             1,286
Ford Motor Co.                                     24,000             1,283
Schering-Plough Corp.                              29,200             1,232
Amgen, Inc.*                                       20,200             1,213
Disney (Walt) Co.                                  41,000             1,199
Sprint Corp.                                       17,300             1,164
Chevron Corp.                                      13,000             1,126
Philip Morris Companies, Inc.                      47,500             1,101
Abbott Laboratories                                30,300             1,100
McDonald's Corp.                                   26,900             1,084
American Home Products Corp.                       26,300             1,037
PepsiCo, Inc.                                      29,300             1,033
CBS Corp.                                          15,515               992
Applied Materials, Inc.*                            7,500               950
MediaOne Group, Inc.*                              12,100               929
General Motors Corp.                               12,700               923
Compaq Computer Corp.                              33,675               911
Honeywell, Inc.                                    15,787               911
Gillette Co.                                       21,600               890
Sprint Corp. (PCS Group)*                           8,600               882
Medtronic, Inc.                                    23,400               853
Viacom, Inc., Class B*                             13,800               834
Gap (The), Inc.                                    17,062               785
Minnesota Mining and Manufacturing Co.              8,000               783
Boeing Company                                     18,576               772
Colgate-Palmolive Co.                              11,800               767
Computer Associates International, Inc.            10,812               756
Global Crossing Ltd.*                              15,070               754
Comcast Corp., Class A (Special)                   14,700               743
NEXTEL Communications, Inc., Class A*               7,200               743
Banc One Corp.                                     22,819               732
U.S. West, Inc.                                     9,999               720
Kimberly-Clark Corp.                               10,732               700
Anheuser-Busch Companies, Inc.                      9,300               659


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500 Index Fund Investments in Securities December
31, 1999 (Continued)                                                          19


                                                                     Market
                                                Number of             Value
                                                   Shares             (000)
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                   13,800              $649
Automatic Data Processing, Inc.                    12,000               647
Dayton Hudson Corp.                                 8,700               639
Corning, Inc.                                       4,900               632
First Union Corp.                                  19,228               631
FleetBoston Fin'l. Corp.                           18,101               630
Enron Corp.                                        14,200               630
United Technologies Corp.                           9,700               630
Electronic Data Systems Corp.                       9,300               623
Alcoa, Inc.                                         7,500               623
Unilever NV                                        11,335               617
Schwab (Charles) Corp.                             15,950               612
Merrill Lynch & Co., Inc.                           7,300               610
Schlumberger Ltd.                                  10,700               602
Clear Channel Communications, Inc.*                 6,700               598
Bank of New York, Inc.                             14,900               596
Dow Chemical Co.                                    4,400               588
Carnival Corp.                                     12,200               583
Texaco, Inc.                                       10,700               581
Walgreen Co.                                       19,800               579
Atlantic Richfield Co.                              6,500               562
Solectron Corp.*                                    5,800               552
Emerson Electric Co.                                8,800               505
ALLTEL Corp.                                        6,100               504
Tellabs, Inc.*                                      7,700               494
Marsh & McLennan Companies, Inc.                    5,100               488
International Paper Co.                             8,237               465
Gannett Co., Inc.                                   5,700               465
Pharmacia & Upjohn, Inc.                           10,110               455
Fifth Third Bancorp                                 6,125               449
Gateway, Inc.*                                      6,200               447
Monsanto Company                                   12,500               445
Morgan (J.P.) & Co.                                 3,500               443
Lowes Companies, Inc.                               7,400               442
SunTrust Banks, Inc.                                6,400               440
MBNA Corp.                                         15,968               435
Eastman Kodak Co.                                   6,400               424
Micron Technology, Inc.                             5,400               420
Firstar Corp.                                      19,473               411
First Data Corp.                                    8,300               409
Sara Lee Corp.                                     18,400               406
Illinois Tool Works, Inc.                           6,000               405
Associates First Capital Corp., Class A            14,538               399
Costco Whsl. Corp.*                                 4,300               392
Allstate Corp.                                     16,096               386
Cendant Corp.*                                     14,404               383
Seagram Company Ltd.                                8,500               382
American General Corp.                              4,998               379
BMC Software Inc.*                                  4,700               376
Network Appliance, Inc.*                            4,400               365
Household International, Inc.                       9,646               359
Duke Energy Co.                                     7,162               359
Baxter International, Inc.                          5,600               352
Mellon Fin'l. Corp.                                10,300               351
U. S. Bancorp, Inc.                                14,702               350
Halliburton Co.                                     8,700               350
Omnicom Group                                       3,500               350
Safeway, Inc.*                                      9,800               349
Campbell Soup Company                               9,000               348
Caterpillar, Inc.                                   7,300               344
Weyerhaeuser Co.                                    4,700               337
3Com Corp.*                                         7,100               334
Columbia/HCA Healthcare Corp.                      11,300               331
Apple Computer, Inc.                                3,200               329
Southern Company                                   13,800               324
Conoco, Inc.                                       12,858               320
Analog Devices Inc.                                 3,400               316
Interpublic Group of Companies, Inc.                5,400               312
Washington Mutual, Inc.                            11,805               307
AES Corp.*                                          4,100               306
Kroger Co.*                                        16,100               304
CVS Corp.                                           7,600               303
Bestfoods                                           5,700               300
CIGNA Corp.                                         3,700               298
Xerox Corp.                                        13,100               297
National City Corp.                                12,400               294
Computer Sciences Corp.*                            3,100               293
Heinz (H.J.) Co.                                    7,300               291
Xilins Inc.*                                        6,400               291
NIKE, Inc., Class B                                 5,700               283


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500 Index Fund Investments in Securities December
31, 1999                                                                      20
(Continued)

                                                                     Market
                                                Number of             Value
                                                   Shares             (000)
--------------------------------------------------------------------------------
Guidant Corp.                                       6,000              $282
General Instrument Corp.*                           3,300               281
Novell, Inc.*                                       7,000               280
Wachovia Corp.                                      4,100               279
Tribune Co.                                         5,000               275
Albertson's, Inc.                                   8,313               268
PNC Bank Corp.                                      6,000               267
Pitney-Bowes, Inc.                                  5,500               266
Providian Financial Corp.                           2,900               264
Aegon NV ARS                                        2,765               264
Sysco Corp.                                         6,600               261
Cardinal Health, Inc.                               5,450               261
Williams Companies, Inc.                            8,400               257
Compuware Corp.*                                    6,900               257
Kellogg Co.                                         8,100               250
AFLAC, Inc.                                         5,200               245
Northern Trust Corp.                                4,600               244
Clorox Co.                                          4,800               242
PE Corp. (Biosystems Group)                         2,000               241
Phillips Petroleum Co.                              5,100               240
McGraw-Hill Cos., Inc.                              3,900               240
FDX Corp.*                                          5,800               237
Sears, Roebuck & Company                            7,700               234
State Street Corp.                                  3,200               234
Comverse Technology Inc.*                           1,600               232
Textron, Inc.                                       3,000               230
Masco Corp.                                         9,000               228
Burlington Northern Santa Fe Corp.                  9,367               227
Lexmark Int'l. Group, Inc. Class A*                 2,500               226
May Department Stores Co.                           6,950               224
Teradyne Inc.*                                      3,400               224
Kohl's Corp.*                                       3,100               224
Hartford Financial Services Group, Inc.             4,700               223
General Mills, Inc.                                 6,200               222
Citrix Sys. Inc.*                                   1,800               221
PPG Industries, Inc.                                3,500               219
ConAgra, Inc.                                       9,600               217
Union Pacific Corp.                                 4,900               214
Deere & Co.                                         4,900               213
Federated Department Stores, Inc.*                  4,200               212
General Dynamics Corp.                              4,000               211
AMR Corp.                                           3,100               208
Best Buy Co., Inc.*                                 4,100               206
Waste Management, Inc.                             11,932               205
Aon Corp.                                           5,025               201
Dover Corp.                                         4,400               200
KeyCorp                                             9,016               199
Texas Utilities Co.                                 5,600               199
Lehman Brothers Holdings, Inc.                      2,340               198
ADC Telecommunications, Inc.*                       2,700               196
Unisys Corp.*                                       6,100               195
Limited, Inc.                                       4,500               195
Paychex, Inc.                                       4,800               192
Tandy Corp.                                         3,900               192
Seagate Technology, Inc.*                           4,100               191
Wrigley (Wm.) Jr. Company                           2,300               191
Staples, Inc.*                                      9,150               190
Edison International                                7,200               189
LSI Logic Corp.*                                    2,800               189
KLA-Tencor Corp.*                                   1,700               189
Capital One Financial Corp.                         3,900               188
Rohm & Haas Co.                                     4,585               187
Rockwell International Corp.                        3,900               187
Chubb Corp.                                         3,300               186
Alcan Aluminum Ltd.                                 4,500               185
Quaker Oats Co.                                     2,800               184
Georgia-Pacific Corp.                               3,600               183
New York Times Co., Class A                         3,700               182
Ingersol-Rand Co.                                   3,300               182
Raytheon Co., Class B                               6,800               181
United Healthcare Corp.                             3,400               181
Union Carbide Corp.                                 2,700               180
Ralston Purina Co.                                  6,300               176
Circuit City Stores, Inc.                           3,900               176
Molex Inc.                                          3,100               176
Delphi Automotive System Corp.                     11,126               175
El Paso Energy Corp Del.                            4,508               175
Adobe Systems, Inc.                                 2,600               175
Avery Dennison Corp.                                2,400               175
IMS Health Inc.                                     6,400               174


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500 Index Fund Investments in Securities December
31, 1999                                                                      21
(Continued)


                                                                     Market
                                                Number of             Value
                                                   Shares             (000)
--------------------------------------------------------------------------------
Avon Products, Inc.                                 5,200              $172
Coca-Cola Enterprises, Inc.                         8,500               171
Lockheed Martin Corp.                               7,760               170
BB&T Corp.                                          6,200               170
Aetna, Inc.                                         3,042               170
Boston Scientific Corp.*                            7,700               168
Lincoln National Corp.                              4,100               164
Consolidated Edison Co. of N.Y., Inc.               4,700               162
Southwest Airlines Co.                              9,925               161
Unocal Corp.                                        4,800               161
Newell Rubbermaid, Inc.                             5,507               160
Franklin Resources, Inc.                            5,000               160
Public Service Enterprises Group, Inc.              4,600               160
Occidental Petroleum Corp.                          7,300               158
Marriott International, Inc.                        5,000               158
Kansas City Southern Inds., Inc.                    2,100               157
PG & E Corp.                                        7,600               156
St. Paul Cos. Inc.                                  4,632               156
Praxair, Inc.                                       3,100               156
Norfolk Southern Corp.                              7,500               154
Air Products & Chemicals, Inc.                      4,600               154
FPL Group, Inc.                                     3,600               154
Dominion Resources, Inc.                            3,900               153
Archer-Daniels-Midland Co.                         12,474               152
AmSouth Bancorp                                     7,800               151
UNUMProvident Corp.                                 4,725               151
Republic New York Corp.                             2,100               151
USX-Marathon Group                                  6,100               150
Coastal Corp.                                       4,200               149
Parametric Technology Corp.*                        5,400               146
Burlington Resources, Inc.                          4,410               146
Unicom Corp.                                        4,300               144
Transocean Sedco Forex Inc.                         4,272               144
Tenet Healthcare Corp.*                             6,100               143
Comerica, Inc.                                      3,050               142
Jefferson-Pilot Corp.                               2,075               142
SLM Hldg Corp.                                      3,300               139
Delta Airlines, Inc.                                2,800               139
National Semiconductor Corp.*                       3,200               137
PECO Energy Co.                                     3,900               136
Reliant Energy, Inc.                                5,907               135
CSX Corp.                                           4,300               135
Loews Corp.                                         2,200               134
Hershey Foods Corp.                                 2,800               133
Baker Hughes, Inc.                                  6,290               132
MGIC Investment Corp.                               2,200               132
Barrick Gold Corp.                                  7,400               131
Becton, Dickinson and Co.                           4,900               131
CenturyTel Inc.                                     2,750               130
Danaher Corp.                                       2,700               130
Allergan, Inc.                                      2,600               130
TRW, Inc.                                           2,500               130
TJX Companies, Inc.                                 6,300               129
Cox Communications, Inc., Class A*                  2,458               127
Entergy Corp.                                       4,900               126
McKesson HBOC, Inc.                                 5,523               125
SouthTrust Corp.                                    3,300               125
Consolidated Natural Gas Co.                        1,900               123
American Electric Power Co., Inc.                   3,800               122
Dow Jones & Co., Inc.                               1,800               122
Dollar General Corp.                                5,318               121
Golden West Financial Corp.                         3,600               121
Fort James Corp.                                    4,400               120
Champion International Corp.                        1,900               118
Tricon Global Restaurants, Inc.*                    3,040               117
Fortune Brands, Inc.                                3,400               112
Conseco, Inc.                                       6,158               110
Huntington Bancshares, Inc.                         4,579               109
Paine Webber Group, Inc.                            2,800               109
Parker-Hannifin Corp.                               2,125               109
Regions Financial Corp.                             4,300               108
Bear Stearns Companies, Inc.                        2,525               108
Kerr-McGee Corp.                                    1,738               108
Summit Bancorp                                      3,500               107
Willamette Industries, Inc.                         2,300               107
Reynolds Metals Co.                                 1,400               107
Penney (J.C.) Co., Inc.                             5,300               106
PeopleSoft, Inc.*                                   4,930               105
Adaptec Inc.*                                       2,100               105
Mattel, Inc.                                        7,945               104


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500 Index Fund Investments in Securities December
31, 1999                                                                      22
(Continued)


                                                                     Market
                                                Number of             Value
                                                   Shares             (000)
--------------------------------------------------------------------------------
Synovus Financial Corp.                             5,250              $104
FirstEnergy Corp.                                   4,600               104
Cincinnati Financial Corp.                          3,300               103
Union Planters Corp.                                2,600               102
Ecolab, Inc.                                        2,600               102
Amerada Hess Corp.                                  1,800               102
Progressive Corp., Ohio                             1,400               102
Eaton Corp.                                         1,400               102
Columbia Energy Group                               1,600               101
Dun & Bradstreet Corp.                              3,400               100
MBIA, Inc.                                          1,900               100
Leggett & Platt Inc.                                4,600                99
Black & Decker Corp.                                1,900                99
Kmart Corp.*                                        9,700                98
Whirlpool Corp.                                     1,500                98
Dana Corp.                                          3,243                97
AutoZone, Inc.*                                     3,000                97
Bed Bath & Beyond Inc.*                             2,800                97
Johnson Controls, Inc.                              1,700                97
Old Kent Fin'l. Corp.                               2,700                95
Knight-Ridder, Inc.                                 1,600                95
Phelps Dodge Corp.                                  1,416                95
Times Mirror Co., Class A                           1,400                94
Nucor Corp.                                         1,700                93
Biomet, Inc.                                        2,300                92
Wellpoint Health Networks                           1,400                92
UST, Inc.                                           3,600                91
Carolina Power & Light Co.                          3,000                91
DTE Energy Co.                                      2,900                91
Grainger (W.W.), Inc.                               1,900                91
Price, T. Rowe & Assoc Inc.                         2,400                89
Scientific-Atlanta, Inc.                            1,600                89
Genuine Parts Co.                                   3,550                88
Ameren Corp.                                        2,700                88
Block (H & R), Inc.                                 2,000                88
Goodyear Tire and Rubber Co.                        3,100                87
Mead Corp.                                          2,000                87
Maytag Corp.                                        1,800                86
Sealed Air Corp.*                                   1,636                85
Central & Southwest Corp.                           4,200                84
Constellation Energy Group                          2,900                84
Sempra Energy                                       4,754                83
Office Depot, Inc.*                                 7,500                82
Tosco Corp.                                         3,000                82
Anadarko Petroleum Corp.                            2,400                82
Cabletron Systems, Inc.*                            3,100                81
Torchmark Corp.                                     2,800                81
Advanced Micro Devices, Inc.*                       2,800                81
Cooper Industries, Inc.                             2,000                81
Inco Ltd.                                           3,400                80
Vulcan Materials Co.                                2,000                80
Florida Progress Corp.                              1,900                80
Brown-Forman Corporation, Class B                   1,400                80
Nordstrom, Inc.                                     3,000                79
International Flavors & Fragrances, Inc.            2,100                79
Owens-Illinois, Inc.*                               3,100                78
GPU, Inc.                                           2,600                78
Hasbro, Inc.                                        3,975                76
Eastman Chemical Co.                                1,600                76
Northrop Grumman Corp.                              1,400                76
PP & L Resources, Inc.                              3,300                75
Cinergy Corp.                                       3,120                75
Newmont Mining Corp.                                3,063                75
Bausch & Lomb, Inc.                                 1,100                75
Freeport McMoran Copper & Gold, Inc.                3,500                74
Apache Corp.                                        2,000                74
Hilton Hotels Corp.                                 7,600                73
Fluor Corp.                                         1,600                73
VF Corp.                                            2,400                72
Comcast Corp., Class A                              1,500                72
Temple-Inland, Inc.                                 1,100                72
Toys 'R' Us, Inc.*                                  5,000                71
Sherwin-Williams Co.                                3,400                71
SAFECO Corp.                                        2,800                70
New Century Energies, Inc.                          2,300                70
Placer Dome, Inc.                                   6,400                69
Winn-Dixie Stores, Inc.                             2,900                69
PACCAR, Inc.                                        1,550                69
Nabisco Group Holding Corp.                         6,400                68
Equifax, Inc.                                       2,900                68


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500 Index Fund Investments in Securities December
31, 1999                                                                      23
(Continued)


                                                                     Market
                                                Number of             Value
                                                   Shares             (000)
--------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.*                       1,900               $68
Donnelley (R.R.) & Sons Co.                         2,700                67
PE Corp. (Celera Genomics Group)*                     450                67
Navistar International Corp., Inc.*                 1,400                66
CMS Energy Corp.                                    2,100                65
Westvaco Corp.                                      1,950                64
Union Pacific Resources Group, Inc.                 4,949                63
Goodrich, (B.F.) Co.                                2,200                61
Ceridian Corp.*                                     2,800                60
Sigma-Aldrich Corp.                                 2,000                60
Northern States Power Co.                           3,000                59
ALZA Corp.*                                         1,700                59
Rite-Aid Corp.                                      5,200                58
Bard (C. R.), Inc.                                  1,100                58
ITT Inds. Inc.                                      1,700                57
Crown Cork & Seal Co., Inc.                         2,500                56
Countrywide Credit Industries, Inc.                 2,200                56
USX-U.S. Steel Group                                1,700                56
Harcourt General, Inc.                              1,400                56
Mirage Resorts, Inc.*                               3,600                55
Engelhard Corp.                                     2,850                54
Wendy's International, Inc.                         2,600                54
Pall Corp.                                          2,500                54
Harrah's Entertainment, Inc.*                       2,050                54
U.S. Airways Group, Inc.*                           1,700                54
Niagara Mohawk Hldgs. Inc.                          3,800                53
Darden Restaurants, Inc.                            2,900                53
Hercules, Inc.                                      1,900                53
Pinnacle West Cap. Corp.                            1,700                52
Stanley Works                                       1,700                51
St. Jude Med. Inc.                                  1,650                51
Quintiles Transnational Co.*                        2,700                50
Ashland, Inc.                                       1,500                49
Liz Claiborne, Inc.                                 1,300                49
SuperValu, Inc.                                     2,400                48
Mallinckrodt Group, Inc.                            1,500                48
Thermo Electron Corp.*                              3,100                46
Great Lakes Chemical Corp.                          1,200                46
Meredith Corp.                                      1,100                46
HealthSouth Corp.*                                  8,400                45
Boise Cascade Corp.                                 1,100                45
Allegheny Technologies, Inc.                        1,970                44
Deluxe Corp.                                        1,600                44
Dillard's, Inc., Class A                            2,100                42
Brunswick Corp.                                     1,900                42
Sunoco, Inc.                                        1,800                42
Tektronix, Inc.                                     1,000                39
Cummins Engine Co., Inc.                              800                39
Bemis Company, Inc.                                 1,100                38
PerkinElmer Inc.                                      900                38
Silicon Graphics, Inc.*                             3,800                37
Manor Care Inc.*                                    2,300                37
Rowan Companies, Inc.*                              1,700                37
Ryder System, Inc.                                  1,500                37
Coors (Adolph) Co., Class B                           700                37
Service Corporation International                   5,100                35
Pactiv Corp.                                        3,300                35
Thomas & Betts Corp.                                1,100                35
Millipore Corp.                                       900                35
Homestake Mining Co.                                4,300                34
Allied Waste Industries, Inc.*                      3,800                34
Consolidated Stores Corp.*                          2,100                34
Autodesk, Inc.                                      1,000                34
FMC Corp.*                                            600                34
American Greetings Corp., Class A                   1,400                33
NICOR, Inc.                                         1,000                33
Andrew Corp.*                                       1,693                32
Worthington Industries, Inc.                        1,900                31
Alberto-Culver Co., Class B                         1,200                31
Louisiana-Pacific Corp.                             2,100                30
Centex Corp.                                        1,200                30
Snap-On, Inc.                                       1,150                30
Humana, Inc.*                                       3,300                27
National Service Industries, Inc.                     900                27
Armstrong World Industries, Inc.                      800                27
Briggs & Stratton Corp.                               500                27
Crane Co.                                           1,300                26
Cooper Tire & Rubber Co.                            1,600                25
Pulte Corp.                                         1,100                25
Shared Medical Systems Corp.                          500                25


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500 Index Fund Investments in Securities December
31, 1999                                                                      24
(Continued)


                                                                     Market
                                                Number of             Value
                                                   Shares             (000)
---------------------------------------------------------------------------
Timken Co.                                          1,200               $24
Ball Corp.                                            600                24
People's Energy Corp.                                 700                23
Payless ShoeSource, Inc.*                             496                23
Eastern Enterprises                                   400                23
Bethlehem Steel Corp.*                              2,600                22
Tupperware Corp.                                    1,300                22
Great Atlantic & Pacific Tea Co., Inc.                800                22
Potlatch Corp.                                        500                22
Grace (W.R.) & Co.                                  1,500                21
Owens-Corning Fiberglas Corp.                       1,100                21
Long's Drug Stores Corp.                              800                21
CommScope, Inc.*                                      500                20
Kaufman & Broad Home Corp.                            800                19
Ikon Office Solutions, Inc.                         2,700                18
Polaroid Corp.                                        900                17
Jostens, Inc.                                         700                17
Autoliv, Inc.                                         579                17
Waddell & Reed Financial, Inc., Class B               636                16
Springs Industries, Inc., Class A                     400                16
ONEOK, Inc.                                           600                15
ChoicePoint, Inc.*                                    360                15
Fleetwood Enterprises, Inc.                           700                14
Corn Products International, Inc.                     425                14
Pep Boys-Manny, Moe & Jack                          1,300                12
Milacron, Inc.                                        800                12
Russell Corp.                                         700                12
Ryerson Tull, Inc.                                    600                12
Newport News Shipbuilding & Dry Dock Co.              440                12
McDermott International, Inc.                       1,200                11
Neiman Marcus Group.*                                 421                11
Quest Diagnostics, Inc.*                              362                11
NACCO Industries, Inc., Class A                       200                11
Battle Mountain Gold Co.                            4,500                 9
Reebok International Ltd.                           1,100                 9
Foster Wheeler Corp.                                  900                 8
Covance, Inc.*                                        725                 8
Earthgrains Co.                                       512                 8
RH Donnelley Corp.                                    420                 8
Harland (J.H.) Co.                                    400                 7
Tenneco, Inc.                                         660                 6
Safety-Kleen Corp.*                                   560                 6
Roadway Express, Inc.                                 300                 6
Strattec Security Corp.*                              180                 6
Agribrands International, Inc.*                       130                 6
Teledyne Technologies Inc.*                           562                 5
General Semiconductor, Inc.*                          375                 5
Bally Total Fitness Holding Co.*                      175                 5
U.S. Industries, Inc.                                 320                 4
Waddell & Reed Financial, Inc., Class A               147                 4
Schweitzer-Mauduit International, Inc.                230                 3
Bassett Furniture Industries, Inc.                    200                 3
GC Companies, Inc.*                                   120                 3
Aviall, Inc.                                          300                 2
Octel Corp.*                                          200                 2
Water Pik Tech Inc.*                                  197                 2
Highlands Insurance Group, Inc.*                      160                 2
Abercrombie and Fitch Co., Class A*                    92                 2
Huttig. Bldg. Prods Inc.*                             289                 1
Crown Vantage, Inc.*                                  120                 1
Momentum Business Application, Class A*                86                 1
Crescendo Pharmaceuticals, Class A*                    50                 1
Allergan Specialty Ther., Inc., Class A*               40                 1
Brunos, Inc.*                                          31                 1
                                                                 ----------
Total Common Stocks - 87.0%
(Cost - $129,849,220)                                               246,077
                                                                 ----------
PREFERRED STOCK - 0.0%
(Cost - $19,016)
Sealed Air Corp., Class A                             475                42
                                                                 ----------
WARRANTS - 0.0%
(Cost - $162)
Morrison Knudsen Corp., Expire 2003*                   46                 1
                                                                 ----------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500 Index Fund                                    25


                                                                      Market
                                                Principal              Value
                                                    (000)              (000)
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 13.0%
Commercial Paper - 8.5%
American Express Co.,
    5.25%, 1/3/00                                 $ 9,521           $  9,521
    3.25%, 1/6/00                                   2,788              2,788
Bell Atlantic Financial Services,
    5.00%, 1/7/00                                   4,349              4,349
    5.20%, 1/7/00                                   7,294              7,294
                                                                   ---------
                                                                      23,952
                                                                   ---------
U.S. Government - 4.5%
Federal Home Loan Banks,
     4.0%, 1/4/00                                  10,539             10,539
U. S. Treasury Bills,
     4.95%, 1/20/00**                                 427                426
     5.17%, 1/20/00**                                 827                825
     4.60%, 1/27/00**                                 203                202
     5.02%, 1/27/00**                                 631                629
     5.08%, 3/2/00**                                  229                227
                                                                   ---------
                                                                      12,848
                                                                   ---------
Total Short-Term Obligations
     (Cost - $36,800,224)                                             36,800
                                                                   ---------
TOTAL INVESTMENTS IN SECURITIES - 100.0%
     (Total Cost - $166,668,622)                                     282,902
Liabilities Less Cash and Other Assets -  0.0%                          (121)
                                                                   ---------

NET ASSETS - 100.0%                                                 $282,781
                                                                   =========

*    Non-income producing securities.

** This security, or a portion thereof, was pledged as collateral for Stock Index Futures Contracts. At December 31, 1999, the Fund was long 103 S&P 500 Futures Contracts expiring in March 2000. Unrealized gains amounted to $1,140,437. Underlying face value was $37,078,713 and underlying market value was $38,219,150.


Statement of Assets and Liabilities
December 31, 1999

                                                              (In Thousands)
                                                              --------------
Assets:
Investments at market value
     (Cost - $166,668,622)                                       $   282,902
Cash                                                                      15
Receivable for investments sold                                           21
Receivable for fund shares sold                                          140
Dividend receivable                                                      219
Interest receivable                                                        6
Variation margin receivables                                              88
Investment for trustees' deferred
     compensation plan                                                   155
Other                                                                     42
                                                               -------------
Total assets                                                         283,588
                                                               -------------
Liabilities:
Payable for investments purchased                                         80
Payable for fund shares repurchased                                      442
Deferred trustees' fees payable                                          155
Accrued advisory fees payable                                             58
Other accrued expenses (including $18,476
     due to affiliate)                                                    72
                                                               -------------
          Total liabilities                                              807
                                                               -------------

Net Assets (Equivalent to $22.83 per share
based on 12,384,347 shares outstanding)                             $282,781
                                                               =============

Components of Net Assets:
Paid in capital                                                  $   164,089
Distributions in excess of net investment income                         (78)
Unrealized appreciation of investments                               117,373
Accumulated net realized gain                                          1,397
                                                               -------------
Net Assets                                                          $282,781
                                                               =============



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500 Index Fund                                    26


Statement of Operations
Year Ended December 31, 1999

                                                               (In Thousands)
                                                               --------------
Investment Income
Income:
     Dividends (net of foreign taxes
          withheld of $26,775)                                       $ 2,695
     Interest                                                          1,728
                                                               -------------
                                                                       4,423
Expenses:
     Investment advisory fees                                            608
     Custodian fees                                                      158
     Administrative services                                              97
     Auditing and legal fees                                              37
     Other                                                                26
     Trustees' fees                                                       10
                                                               -------------

     Total expenses                                                      936
     Less expenses waived by adviser                                    (328)
                                                               -------------

     Net Expenses                                                        608

Net Investment Income                                                  3,815
                                                               -------------

Realized and Unrealized Gain on Investments
     Net realized gain from investments                                2,975
     Net realized gain from futures contracts                          4,645
     Net unrealized appreciation of investments                       35,518
     Net unrealized appreciation from futures contracts                    8
                                                               -------------

Net Realized and Unrealized Gain on Investments                       43,146
                                                               -------------

Net Increase in Net Assets Resulting from Operations                 $46,961
                                                               =============

Statement of Changes in Net Assets


                                                        Year Ended December 31,
                                                             1999       1998
                                                        ----------  -----------
                                                            (In Thousands)
                                                        -----------------------
Operations:
Net investment income                                   $   3,815   $   3,387
Net realized gain from investments                          2,975         737
Net realized gain from futures contracts                    4,645       2,706
Net unrealized appreciation of investments                 35,518      34,804
Unrealized appreciation on futures contracts                    8       1,132
                                                        ----------  ----------
Net increase in net assets from operations                 46,961      42,766
                                                        ----------  ----------
Distributions to Shareholders:
From net investment income
     ($0.51 and $.40 per share)                            (6,138)     (4,108)
From net realized gain
     ($0.46 and $.18 per share)                            (5,449)     (1,817)
                                                        ----------  ----------

Total distributions to shareholders                       (11,587)     (5,925)
                                                        ----------  ----------

Capital Share Transactions:
     Net increase from capital share
     transactions                                          40,932      53,326
                                                        ----------  ----------

Net increase in net assets                                 76,306      90,167

Net Assets:
Beginning of period                                       206,475     116,308
                                                        ----------  ----------
End of period (Including overdistributed
     net investment income of $77,548
     and $18,123, respectively)                         $ 282,781   $ 206,475
                                                        ==========  ==========




The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500 Index Fund Notes to Financial Statements      27


1. Utilization of Indexation Approach. CIGNA Variable Products S&P 500 Index Fund (the "Fund") seeks to achieve its long term growth objective by attempting to replicate the total return performance, reduced by Fund expenses, of the Standard & Poor's 500 Composite Stock Price Index.

2. Significant Accounting Policies. The Fund is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Equity securities, including warrants, that are listed on a national securities exchange or part of the NASDAQ National Market System are valued at the last sale price or, if there has been no sale that day, at the last bid price. Debt and other equity securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued at the most recent bid price. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Trust's Board of Trustees.

Futures Contracts - The Fund may purchase Standard & Poor's 500 futures contracts with the objective of earning returns on its short-term investments equivalent to returns on the Standard & Poor's 500 Composite Stock Price Index. As a result, the purchase of futures contracts simulates a fully invested position in the underlying index while maintaining liquidity. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there are unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities.

B. Security Transactions and Related Investment Income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

C. Federal Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued.

D. Dividends and Distributions to Shareholders - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500 Index Fund Notes to Financial Statements
(Continued)                                                                   28


3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.25% applied to the daily average net assets of the Fund. TimesSquare has voluntarily agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee but excluding interest, taxes, amortized organization expenses, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 0.25% of average daily net assets until April 30, 2001, and afterwards to the extent described in the Fund's prospectus.

The Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 1999, the Fund paid or accrued $96,624.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

4. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities. Purchases and sales of securities, excluding short-term obligations, aggregated $27,917,378 and $4,430,149, respectively, for the year ended December 31, 1999. As of December 31, 1999, the cost of securities, excluding short term obligations, held for federal income tax purposes was $130,263,493. At December 31, 1999, unrealized appreciation for federal income tax purposes aggregated $115,838,542, of which $121,149,055 related to appreciated securities and $5,310,513 related to depreciated securities.

6. Capital Stock. The Fund offers an unlimited number of shares of beneficial interest without par value. Of the 12,384,347 shares outstanding at December 31, 1999, 12,229,351 shares were held by Connecticut General Life Insurance Company ("CG Life") relating to variable annuity and variable universal life insurance contracts issued by CG Life. The remainder, representing 1.3% of the shares outstanding, was held by an employee benefit plan established by CG Life for certain of its employees.

-----------------------------------------------------------------------------------------------------------
Transactions in capital stock were as follows:

                                            Year Ended                                Year Ended
                                         December 31, 1999                         December 31, 1998
                                      Shares           Amount                   Shares           Amount
                                      (000)             (000)                   (000)             (000)
-----------------------------------------------------------------------------------------------------------
Amount sold                           2,989           $ 63,755                  3,608           $ 61,841

Amount issued to shareholders
     in reinvestment of dividends
     and distributions                  518             11,587                    320              5,925
                                  ----------         ----------             ----------         ----------
                                      3,507             75,342                  3,928             67,766

Amount redeemed                      (1,590)           (34,410)                  (811)           (14,440)
                                  ----------         ----------             ----------         ----------

Net increase                          1,917           $ 40,932                  3,117           $ 53,326
                                  ==========         ==========             ==========         ==========

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500 Index Fund Notes to Financial Statements
(Continued)                                                                   29


7. Financial Highlights. The following selected per share data, ratios and supplemental data is computed on the basis of a share outstanding throughout the period:

                                                                      Year Ended December 31,
                                                       1999        1998        1997        1996       1995
-----------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                $  19.73    $  15.83    $  12.40    $  10.75    $  8.19
                                                    --------    --------    --------    --------    -------
Income from investment operations
Net investment income (a)                               0.32        0.34        0.25        0.22       0.21
Net realized and unrealized gain (loss)                 3.75        4.14        3.86        2.17       2.80
                                                    --------    --------    --------    --------    -------

Total from investment operations                        4.07        4.48        4.11        2.39       3.01
                                                    --------    --------    --------    --------    -------
Less distributions
From net investment income                            (0.51)      (0.40)      (0.32)      (0.29)     (0.27)
From capital gains                                    (0.46)      (0.18)      (0.36)      (0.45)     (0.18)
                                                    --------    --------    --------    --------    -------

Total distributions                                   (0.97)      (0.58)      (0.68)      (0.74)     (0.45)
                                                    --------    --------    --------    --------    -------

Net asset value, end of period                      $  22.83    $  19.73    $  15.83    $  12.40    $ 10.75
                                                    ========    ========    ========    ========    =======

Total investment return (b)                           20.77%      28.60%      33.35%      22.48%     36.82%

Ratios to Average Net Assets:
Net expenses                                           0.25%       0.25%       0.25%       0.60%      0.73%
Net investment income                                  1.57%       2.14%       1.93%       1.78%      2.05%
Fees and expenses waived or borne by the Advisor       0.13%       0.19%       0.30%       0.04%         -
Portfolio turnover                                        3%          2%          4%          4%         4%
Net assets, end of period (000 omitted)             $282,781    $206,475    $116,308    $ 71,513    $66,283

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent difference between financial and tax accounting.

(b) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

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                                                                              30


Report of Independent Accountants


To the Trustees and Shareholders of CIGNA Variable Products S&P 500 Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA Variable Products S&P 500 Index Fund (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

--------------------------------------------------------------------------------
CIGNA Variable Products S&P 500 Index Fund                                    31


TimesSquare Capital Management
In January 2000, CIGNA Investments, Inc, the Fund's manager, changed its name to TimesSquare Capital Management, Inc. The new name underscores the critical importance of investment management as a core CIGNA strength.

The TimesSquare Capital Management brand, like its namesake, symbolizes energy and renaissance, and accurately reflects our intention to be at the center of world commerce. It is also an expression of our ability to recognize and take advantage of global economic and market themes that can be integrated across investment disciplines.


-----------------------------------------------------------------------------------------------------
Trustees                                                                Officers
Hugh R. Beath                        Thomas C. Jones                    Richard H. Forde
Advisory Director                    President, CIGNA Investment        President
Admedia Corporate Advisors, Inc.     Management and Chairman of the
                                     Board, TimesSquare Capital         Alfred A. Bingham III
Russell H. Jones                     Management, Inc.                   Vice President and Treasurer
Vice President and Treasurer
Kaman Corporation                    Paul J. McDonald                   Jeffrey S. Winer
                                     Special Advisor to the             Vice President and Secretary
                                     Board of Directors
                                     Friendly Ice Cream Corporation

-----------------------------------------------------------------------------------------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the Standard & Poor's Corporation (S&P) and have been licensed for use by CG Life. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

CIGNA Variable Products S&P 500 Index Fund is an open-end, diversified management investment company that seeks to achieve its long term growth objective by attempting to replicate the total return performance, reduced by Fund expenses, of the Standard & Poor's 500 Composite Stock Price Index. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

This report has been prepared for the information of participants of CG Variable Annuity Accounts I & II pursuant to variable annuity contracts issued by Connecticut General Life Insurance Company and is not authorized for distribution to prospective investors unless preceded or accompanied by current propectuses of both the annuity account under discussion and CIGNA Variable Products S&P 500 Index Fund.

------------------------------------------

CIGNA Variable Products S&P 500 Index Fund was organized by Connecticut General Life Insurance company in 1968. The name of the fund was changed in January 1996 from Companion Fund to CIGNA Variable Products S&P Index Fund to better reflect the Fund's investment strategy. Both CIGNA Investments, Inc. and CIGNA Financial Services, Inc. are affiliates of Connecticut General Life Insurance Company.

                                                                 [LOGO OF CIGNA]

                                                             CG Variable Annuity
                                                                 Accounts I & II

                                                         CIGNA Variable Products
                                                              S&P 500 Index Fund

                                                                   Annual Report

                                                               December 31, 1999

                                                             CG Flexible Annuity
                                                       CG Group Variable Annuity

                               Printed in U.S.A
                                 501370 12/99

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